UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2012

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		818-575-4500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2012, ValueClick, Inc. ("ValueClick" or the "Company") executed a Commitment Increase Agreement by and among the Company, Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Bank of the West, and Union Bank, N.A. (the "Commitment Increase Agreement"). The Commitment Increase Agreement (which is attached hereto as Exhibit 10.1 and incorporated in this Item 1.01 by reference) is an addendum to the Amended and Restated Credit Agreement executed on August 19, 2011 (the "Amended and Restated Credit Agreement"), whereby the amount available under the Company's credit facility is increased by $50 million to a $200 million revolving loan commitment. The terms and conditions of the Amended and Restated Credit Agreement (which is incorporated by reference to Exhibit 10.1 to the current report on Form 8-K filed by ValueClick on August 24, 2011 and incorporated in this Item 1.01 by reference) remain in full force and effect.

Item 2.02 Results of Operations and Financial Condition.

On June 28, 2012, ValueClick announced updated expectations for financial results for the fiscal quarter ending June 30, 2012. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In a press release dated June 28, 2012, attached hereto as Exhibit 99.1, ValueClick also announced that in the second quarter of 2012, the Company repurchased approximately 5.9 million shares of its outstanding common stock for approximately $99.6 million. Additionally, on June 28, 2012, the Company's Board of Directors authorized a $100 million increase to the Company's stock repurchase program (the "Program"). As of June 28, 2012, up to $100.5 million of ValueClick's capital may be used to repurchase shares of the Company's common stock under the Program.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1    Commitment Increase Agreement dated as of June 29, 2012.
99.1     Press Release dated June 28, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

June 29, 2012	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Commitment Increase Agreement dated June 29, 2012.
99.1	Press Release dated June 28, 2012.